                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 12, 2003
                            -------------------------
                                (Date of Report)

                       Nucentrix Broadband Networks, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                                0-23694                               73-1435149
     (State or other jurisdiction                    (Commission                            (IRS Employer
           of incorporation)                         File Number)                        Identification No.)


      4120 International Parkway, Suite 2000, Carrollton, Texas 75007-1906
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 662-4000
                           --------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                                     -------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

         The annual meeting of stockholders of Nucentrix Broadband Networks, Inc., a Delaware corporation ("Nucentrix") for 2003 is scheduled for May 13, 2003. This date has changed by more than 30 days from the June 28 date of Nucentrix's 2002 annual meeting of stockholders. Therefore, in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"), the dates originally disclosed in Nucentrix's proxy statement for the 2002 annual meeting by which stockholder proposals for the 2003 annual meeting must be delivered to Nucentrix for purposes of Rule 14a-8 and Rule 14a-4(c) of the Exchange Act have been changed to April 2, 2003, as described below.

         To qualify for inclusion in the proxy statement and form of proxy for Nucentrix's 2003 annual meeting of stockholders, under Rule 14a-8 of the Exchange Act Nucentrix must receive a proposal intended by a stockholder for presentation at that meeting at Nucentrix's principal executive offices, 4120 International Parkway, Suite 2000, Carrollton, TX 75007-1906, Attention:
Corporate Secretary, on or before April 2, 2003. Under Rule 14a-4(c) of the Exchange Act, the Board of Directors of Nucentrix may exercise discretionary voting authority under proxies solicited by it on any matter properly presented by a stockholder at Nucentrix's 2003 annual meeting that the stockholder does not seek to have included in Nucentrix's proxy statement under Rule l4a-8 of the Exchange Act if, except as described in the following sentence, the proxy statement discloses the nature of the matter and how the Board of Directors intends to exercise its discretion to vote on such matter. If Nucentrix first receives notice of such matter after April 2, 2003, the Board of Directors may exercise discretionary voting authority on any matter as permitted under Rule 14a-4(c)(2), without including any discussion of the matter in the proxy statement for the 2003 annual meeting. Nucentrix reserves the right to reject, rule out of order or take other appropriate action on any proposal that does not comply with the requirements described above and other applicable requirements.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 12, 2003

                                          Nucentrix Broadband Networks, Inc.



                                          By:       /s/ J. Curtis Henderson
                                                    ----------------------------
                                          Name:     J. Curtis Henderson
                                          Title:    Sr. Vice President and
                                                    General Counsel